Securities and Exchange Commision
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

     We have read and agree with the comments in Item 4 of the Form 8-K of Sonic Jet Performance, Inc. dated September 18, 2001.


                                        Michael Johnson & Co., LLC



                                        /s/ Michael Johnson & Co., LLC
                                        -----------------------------------

Denver, Colorado